Flight equipment held for sale	6 Months Ended
Jun. 30, 2020
Discontinued Operations and Disposal Groups [Abstract]
Flight equipment held for sale	Flight equipment held for sale
Generally, an aircraft is classified as held for sale when the sale is probable, the aircraft is available for sale in its present condition, and the aircraft is expected to be sold within one year. Aircraft are reclassified from flight equipment held for operating leases to flight equipment held for sale at the lower of the aircraft carrying value or fair value, less costs to sell. Depreciation is no longer recognized for aircraft classified as held for sale.
As of June 30, 2020, eight aircraft with a total net book value of $145.8 million met the held for sale criteria and were classified as flight equipment held for sale in our Condensed Consolidated Balance Sheet. Aggregate maintenance and security deposit amounts received from the lessees of approximately $15 million will be assumed by the buyers of these aircraft upon consummation of the individual sale transactions.
As of December 31, 2019, 14 aircraft with a total net book value of $336.6 million met the held for sale criteria and were classified as flight equipment held for sale in our Consolidated Balance Sheet. During the first quarter of 2020, the sale of eight of those aircraft closed. During the second quarter of 2020, the sale of five of those aircraft closed and one aircraft was reclassified to flight equipment held for operating leases as of June 30, 2020.